UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2010

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

    The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

On April 22, 2010, American Express Company (the “Company”) held a live audio conference call/webcast to discuss the Company’s financial results for the three months ended March 31, 2010. In connection with the Company’s conference call/webcast, the Company is furnishing herewith a transcript of the conference call/webcast, which is attached as Exhibit 99.1 hereto, and a copy of the slides that accompanied the conference call/webcast, which are attached as Exhibit 99.2 hereto, and each such exhibit is hereby incorporated by reference.

EXHIBITS

99.1	Transcript of first quarter 2010 American Express Company Earnings Conference Call/Webcast held April 22, 2010

99.2	Slides relating to first quarter 2010 American Express Company Earnings Conference Call/Webcast held April 22, 2010

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the shareholders of American Express Company (the “Company”) was held on April 26, 2010. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)

1.           Election of Directors.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Daniel F. Akerson	907,957,981	14,290,417	103,177,163
Charlene Barshefsky	873,317,467	48,930,931	103,177,163
Ursula M. Burns	918,153,474	4,094,924	103,177,163
Kenneth I. Chenault	885,814,368	36,434,041	103,177,163
Peter Chernin	824,880,359	97,368,039	103,177,163
Jan Leschly	818,286,773	103,961,625	103,177,163
Richard C. Levin	917,986,233	4,262,165	103,177,163
Richard A. McGinn	745,500,098	176,748,300	103,177,163
Edward D. Miller	825,047,599	97,200,799	103,177,163
Steven S Reinemund	917,469,494	4,778,904	103,177,163
Robert D. Walter	818,637,769	103,610,629	103,177,163
Ronald A. Williams	918,513,894	3,734,504	103,177,163
Peter Lindner	11	922,248,398	103,177,163

In a contested election, the Director nominees who receive the plurality of votes cast are elected as Directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board of Directors (the “Board”), regardless of whether they receive a majority of votes cast.  An election is considered contested under Section 6.3 of the Company’s certificate of incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which the Company files its definitive proxy statement with the Securities and Exchange Commission.  For the election of Directors at the annual meeting of shareholders, based on a shareholder notice that the Company had received, there were more nominees than the number of Directors to be elected, and therefore, plurality voting governed the election of directors.

The shareholders elected all 12 of the Company’s nominees for director. Mr. Peter W. Lindner, a shareholder who nominated himself under the Company’s By-Laws as a candidate for director at the 2010 Annual Meeting, was not elected as a director of the Company.

All 12 of the Company’s nominees for director received over a majority of votes cast.

 2.           Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010 were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,022,449,859	1,745,989	1,229,713	—

3.           Votes regarding advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
631,863,969	378,402,119	15,159,473	—

4.           Votes on a shareholder proposal relating to cumulative voting for Directors were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
220,933,666	698,197,436	3,117,296	103,177,163

5.           Votes on a shareholder proposal relating to the calling of special shareholder meetings were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
403,914,675	513,067,334	5,266,389	103,177,163

 6.           Votes on a shareholder proposal relating to share retention requirements for executives were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
304,302,330	610,280,259	7,665,809	103,177,163

 7.           Votes on a shareholder proposal introduced from the floor by Mr. Peter Lindner relating to the American Express Code of Conduct were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
56,652	922,191,716	30	103,177,163

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  April 28, 2010

EXHIBIT INDEX

Exhibit
No.           Description

99.1	Transcript of first quarter 2010 American Express Company Earnings Conference Call/Webcast held April 22, 2010

99.2	Slides relating to first quarter 2010 American Express Company Earnings Conference Call/Webcast held April 22, 2010